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Exhibit 10.2

SECURITY AGREEMENT

    This Security Agreement ("Agreement") is made this 21 day of September, 2001 (the "Effective Date"), by and between Philip Gruebele, a California resident ("Borrower"), and HPL Technologies, Inc., a Delaware corporation ("Lender").

    This Agreement is entered into in connection with Lender's loan to Borrower of up to $2,745,133.49 (the "Loan") pursuant to a Secured Promissory Note dated the Effective Date (the "Note").

    Borrower wishes to borrow up to the sum of $2,745,133.49 in order to satisfy federal income tax obligations in connection with Borrower's exercise of options to purchase 1,301,422 shares of Lender's common stock pursuant to a stock option agreement (the "Stock Option Agreement").

    Lender is willing to provide the Loan to Borrower subject to certain terms and conditions described below.

    Lender and Borrower agree as follows:

A.
Definitions.
1.
"Affiliate."  Affiliate means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract, or otherwise.

2.
"Collateral."  The Collateral shall consist of the 1,301,422 shares of Lender's common stock, par value $.001 per share (the "Pledge Shares") plus any stock dividend, stock split, distribution of capital or other distribution or payment declared upon the Pledge Shares.

3.
"Fair Market Value."  Fair market value means the average closing price of Lender's common stock as reported on NASDAQ for the 20 trading days immediately prior to an Event of Default.

4.
"Obligations."  This Agreement secures the following:
(i)
Borrower's obligations under the Note;

(ii)
the repayment of (a) any amounts that Lender may advance or spend for the maintenance or preservation of the Collateral, and (b) any other expenditures that Lender may make under the provisions of this Agreement or for the benefit of Borrower;

(iii)
all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations; and

(iv)
any of the foregoing that arises after the filing of a petition by or against Borrower under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code §362 or otherwise.
  5.
  "Person."  Person means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

  6.
  "UCC."  Any term used in the Uniform Commercial Code ("ucc") and not defined in this Agreement has the meaning given to the term in the ucc.

B.
The Loan and Terms of Payment.
1.
The Loan.  Subject to all of the terms and conditions of this Agreement, Lender will loan Borrower up to $2,745,133.49, as requested by Borrower.

  2.
  The Note.  The loan will be evidenced by a Secured Promissory Note in the form attached hereto as Exhibit A. Borrower agrees to execute the Note in the amount advanced from time to time by the Lender. The Note shall be a non-recourse Note, and Borrower shall have no liability for any amounts under the Note except to the extent of the Collateral.

  3.
  Interest.  The amount advanced by Lender under this Agreement shall bear interest on the unpaid principal balance at an annual rate of 5.00%, compounded monthly. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Interest on the outstanding principal amount shall be payable in arrears, and the first payment shall be due one year from the Effective Date, and thereafter, every three months in arrears. The final interest payment of all remaining accrued and unpaid interest shall be due and payable on the Maturity Date, as defined below.

  4.
  Payments.  The aggregate unpaid principal amount advanced under the Note shall become due and payable on September 21, 2003, (the "Maturity Date"), together with any unpaid and accrued interest. Borrower may prepay the Note, without premium or penalty, in whole at any time or from time to time in part, with accrued interest to the date of such prepayment on the amount prepaid. Any partial prepayments of the loan will be applied first to accrued interest and then to principal.

  5.
  Use of Collateral to Repay Loan.  Subject to this Agreement, upon Borrower's request, Lender will release from its control, the number of Pledge Shares necessary to fully repay the Loan and all accrued interest thereon. Borrower shall comply with the conditions set forth in Section B.6. to ensure that Lender's security interest will not be released prior to Lender's receipt of indefeasible payment of the Loan.

  6.
  Sale of Pledge Shares.  Subject to any restriction imposed by applicable law or otherwise, Borrower may effect a sale of the Pledge Shares, or a portion thereof, to repay the Loan under the following conditions:
  (i)
  Borrower may sell or otherwise dispose of the Pledge Shares only through a broker who is a member of the NASD (the "Broker");

  (ii)
  Borrower shall assign to Lender the right to receive the proceeds from the sale of the Pledge Shares up to the principal amount of the Note and accrued interest then outstanding (the "Proceeds") and shall instruct the Broker to transfer the Proceeds directly to a bank account designated by Lender;

  (iii)
  prior to the sale or disposition of the Pledge Shares, Borrower shall deliver to Lender an irrevocable written undertaking by the Broker to transfer the Proceeds directly to a bank account designated by Lender; and

  (iv)
  Borrower shall notify Lender in writing prior to any sale or disposition of the Pledge Shares.

C.
Conditions; Term of Agreement.
1.
Conditions Precedent to Advancement of Funds Under Section B.1.  The obligation of Lender to advance the funds under Section B.1. of this Agreement is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions:
(i)
all other documents and legal matters in connection with the transactions contemplated by the Stock Option Agreement and this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender and its counsel;

(ii)
the representations and warranties contained in this Agreement, including those incorporated by reference, shall be true and correct in all respects on and as of the date of the Note as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

    (iii)
    no Event of Default (as defined below) or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date of the Note, nor shall either result from the making thereof; and

    (iv)
    no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the making of such advance shall have been issued and remain in force by any governmental authority against Borrower, Lender, or any of their Affiliates.
  2.
  Term.  This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect until all Obligations have been fully and finally discharged.

  3.
  Effect of Termination.  Upon an Even of Default, but not later than the Maturity Date, all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Lender's continuing security interest in the Collateral shall remain in effect until all Obligations have been fully and finally discharged.
D.
Grant of Security Interest.

    Borrower grants a security interest in the Collateral to Lender to secure the payment or performance of the Obligations.

E.
Perfection of Security Interests.
1.
Filing of financing statement.  Borrower authorizes Lender to file a financing statement (the "Financing Statement") describing the Collateral.

2.
Possession.

    Lender shall have possession of the Collateral.

  3.
  Control.  Borrower will cooperate with Lender in obtaining control with respect to the Collateral. Borrower will execute an assignment separate from certificate in blank in the form attached hereto as Exhibit B.
F.
Post-Closing Covenants and Rights Concerning the Collateral.
1.
Personal Property.  The Collateral shall remain personal property at all times.

2.
Limitations on Obligations Concerning Maintenance of Collateral.
(i)
Risk of Loss.  Borrower has the risk of loss of the Collateral.

(ii)
No Collection Obligation.  Lender has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral. However, nothing shall prevent Borrower from exercising its administrative rights to ensure its receipt of any stock dividend, stock split, distribution of capital or other distribution or payment declared on the Pledge Shares which shall then become part of the Collateral.
  3.
  No Disposition of Collateral.  Except as set forth in Section B.6., Lender does not authorize, and Borrower may not:
  (i)
  offer to sell, or sell any of the Collateral;

  (ii)
  transfer any rights in the Collateral; or

  (iii)
  grant any other security interest in the Collateral.

G.
Borrower's Representations and Warranties.

    Borrower warrants and represents that:

  1.
  Title to and transfer of Collateral.  It has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Agreement and the Stock Option Agreement.

  2.
  Location and Name of Borrower.  Borrower's:
  (i)
  residence is located in the state of California; and

  (ii)
  exact legal name is as set forth in the first paragraph of this Agreement.
  3.
  Authority.  Borrower has the authority to enter into and perform this Agreement, the Note and related instruments (collectively, the "Documents") and to execute all documents and perform all other acts as may be necessary to perform all of Borrower's obligations under the Documents.

  4.
  Valid and Binding Obligation.  Each of the Documents is a valid and binding obligation of Borrower enforceable in accordance with its respective terms.

  5.
  No Approvals or Consents.  No approval or consent not previously obtained by any person or entity is necessary in connection with the execution of the Documents by Borrower or the performance of Borrower's obligations under the Documents. The consummation of the transactions contemplated by the Documents does not and will not violate any statute, law, ordinance or regulation.

  6.
  No Violation of Other Obligations.  Neither the Documents nor anything provided to be done under the Documents violates or shall violate, or shall cause the acceleration of any debt or obligation of Borrower under, any contract, document, understanding, agreement or instrument to which Borrower is a party or by which it may be bound.
H.
Events of Default.

    The occurrence of any of the following shall, at the option of Lender, constitute an event of default (each, an "Event of Default") under this Agreement:

  1.
  Borrower fails to pay any portion of the Obligations under this Agreement, whether of principal or interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts) when due and payable or when declared due and payable;

  2.
  Borrower's failure to comply with any of the provisions, conditions, covenants, or agreements in, or the incorrectness of any representation or warranty contained in, this Agreement, the Note or in any of the other Obligations;

  3.
  If there is a material impairment of the prospect of repayment of any portion of the Obligation owing to Lender or a material impairment of priority of Security Party's security interest in the Collateral;

  4.
  Transfer or disposition of any of the Collateral or any interest in the Collateral, except as expressly permitted by this Agreement;

  5.
  Attachment, execution, or levy on any of the Collateral;

  6.
  Borrower voluntarily or involuntarily becoming subject to any proceeding under (a) the Bankruptcy Code or (b) any similar remedy under state statutory or common law; or

  7.
  Borrower shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local (a) hazardous waste or environmental law, (b) asset forfeiture or similar law which can result in the forfeiture of property, or (c) other law, where noncompliance may have any significant effect on the Collateral.
I.
Default Costs.

    Should an Event of Default occur, Borrower will pay to Lender all costs reasonably incurred by the Lender for the purpose of enforcing its rights hereunder, including:

  1.
  costs of foreclosure;

  2.
  costs of obtaining money damages; and

  3.
  a reasonable fee for the services of an attorney employed by Lender for any purpose related to this Agreement or the Obligations, including consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.
J.
Remedies Upon Default.
1.
General.  Upon any Event of Default, Lender may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any Obligations then owing, whether by acceleration or otherwise.

2.
Concurrent Remedies.  Upon an Event of Default, the Lender shall have the right to pursue any of the following remedies separately, successively, or simultaneously:
(i)
File suit and obtain judgment, and, in conjunction with any action, Lender may seek any ancillary remedies provided by law, including levy of attachment and garnishment.

(ii)
Take possession of any Collateral if not already in its possession without demand and without legal process.

(iii)
Sell or otherwise dispose of the Collateral at public or private sale in accordance with the UCC.

(iv)
Return to its Treasury as Treasury stock, the number of Pledge Shares equal to the Fair Market Value of such Pledge Shares that equals the value of the Loan outstanding plus any accrued but unpaid interest on the date that an Event of Default occurs. Lender shall return to Borrower the remaining Pledge Shares not returned to Treasury.
K.
Foreclosure Procedures.
1.
No Waiver.  No delay or omission by the Lender to exercise any right or remedy accruing upon any Event of Default shall (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default, or (c) affect any subsequent default of the same or of a different nature.

2.
Notices.  Lender shall give Borrower such notice of any private or public sale as may be required by the UCC.

3.
No Obligation to Pursue Others.  Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Lender may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Lender's rights against Borrower. Borrower waives any right it may have to require Lender to pursue any third person for any of the Obligations.

4.
Compliance With Laws.   Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

  5.
  Warranties.  Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

  6.
  Return of Collateral to Treasury Stock.   In the event Lender returns any of the Pledge Shares to its Treasury as Treasury Stock to satisfy the Obligations, Lender will credit all of the Obligations of Borrower and return the balance of the Pledge Shares to Borrower.

  7.
  No Marshaling.  Lender has no obligation to marshal any assets in favor of Borrower, or against or in payment of:
  (i)
  the Note,

  (ii)
  any of the other Obligations, or

  (iii)
  any other obligation owed to Lender by Borrower or any other person.
L.
Miscellaneous.
1.
Assignment.
(i)
Binds Assignees.  This Agreement shall bind and shall inure to the benefit of the heirs, legatees, executors, administrators, successors, and assigns of Lender and shall bind all persons who become bound as a Borrower to this Agreement.

(ii)
No Assignments by Borrower.  Lender does not consent to any assignment by Borrower except as expressly provided in this Agreement.

(iii)
Lender Assignments.  Lender may assign its right or interest under this Agreement. If an assignment is made, Borrower shall render performance under this Agreement to the assignee. Borrower waives and will not assert against any assignee any claims, defenses, or setoffs which Borrower could assert against Lender except defenses which cannot be waived.
  2.
  Severability.  Should any provision of this Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Agreement.

  3.
  Notices.  Any notices required by this Agreement shall be deemed to be delivered when a record has been (a) deposited in any United States postal box if postage is prepaid, and the notice properly addressed to the intended recipient, (b) received by telecopy, (c) received through the Internet, and (d) when personally delivered.

    If to Borrower:

      Philip Gruebele
      1821 Harris Avenue
      San Jose, California 95124
      Telephone: (408) 205-8714

    If to Lender:

      HPL Technologies, Inc.
      2033 Gateway Place
      San Jose, California 95110
      Attn: David Lepejian, President
      Telephone: (408) 501-9235
      Facsimile: (408) 501-9240
      e-mail: DYL@HPL.com

  4.
  Headings.  Section headings used this Agreement are for convenience only. They are not a part of this Agreement and shall not be used in construing it.

  5.
  Governing Law.  This Agreement is being executed and delivered and is intended to be performed in the State of California and shall be construed and enforced in accordance with the laws of the State of California except to the extent that the UCC provides for the application of the law of any other state.

  6.
  Venue, Jurisdiction; Waiver of Trial by Jury.  EXCEPT TO THE EXTENT THAT THE UCC PROVIDES OTHERWISE, THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN JOSE, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION L.6. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE AGREEMENT OR THE NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

  7.
  Rules of Construction.
  a.
  No reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Borrower.

  b.
  "Includes" and "including" are not limiting.

  c.
  "Or" is not exclusive.

  d.
  "All" includes "any" and "any" includes "all."

  8.
  Integration and Modifications.
  (i)
  This Agreement is the entire agreement of the Borrower and Lender concerning its subject matter.

  (ii)
  Any modification to this Agreement must be made in writing and signed by the party adversely affected.
  9.
  Waiver.  Any party to this Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

  10.
  Further Assurances.  Borrower agrees to execute any further documents, and to take any further actions, reasonably requested by Lender to evidence or perfect the security interest granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to Lender herein.

    The parties have signed this Agreement as of the day and year first above written.

"Borrower"
PHILIP GRUEBELE
/s/ PHILIP GRUEBELE
"Lender"
HPL TECHNOLOGIES, INC.
By	/s/ RITA RUBINSTEIN
Its Vice President and Secretary

EXHIBIT A

SECURED PROMISSORY NOTE

$2,745,133.49	San Jose, California September 21, 2001

    FOR VALUE RECEIVED, Philip Gruebele, a California resident ("Borrower"), hereby promises to pay to HPL TECHNOLOGIES, INC., a Delaware corporation ("Lender"), or order, the principal sum of two million seven hundred forty five thousands one hundred thirty three Dollars and forty nine cents ($2,745,133.49) or so much as has been advanced to Borrower pursuant to the Security Agreement (as defined below) (the "Loan Amount") on September 21, 2003, (the "Maturity Date"), together with all accrued and unpaid interest at an annual rate of 5.00%. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Interest on the outstanding principal amount shall be payable in arrears, on September 21, 2002, and thereafter, every three months in arrears. The final interest payment of all remaining accrued and unpaid interest shall be due and payable on the Maturity Date. All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at 2033 Gateway Place, San Jose, California 95110.

    Borrower may prepay this Note, without premium or penalty, in whole and at any time or from time to time in part, with accrued interest to the date of such prepayment on the amount prepaid. Any partial prepayments on this Note will be applied first to accrued interest and then to principal.

    Borrower waives diligence, presentment, protest and notice of protest, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment under it, may be extended and any security may be accepted, released or substituted by the holder from time to time without in any way affecting the liability of Borrower.

    This Note is issued pursuant to a Security Agreement dated as of this date between Borrower and Lender (the "Agreement"). The holder of this Note is entitled to the benefits of the terms and conditions of the Agreement and is entitled to the rights in the Collateral (as defined in the Agreement). Upon the occurrence of any Event of Default specified in the Agreement, the entire principal unpaid balance and all accrued interest shall immediately become due and payable without diligence, demand, presentment, protest or notice of any kind.

    This Note is a non-recourse Note, and Borrower shall have no liability for any amounts under this Note except to the extent of the Collateral pursuant to the Agreement.

    Borrower agrees to reimburse the holder of this Note for all costs of collection or enforcement of this Note, whether or not suit is filed (including, but not limited to, reasonable attorneys' fees), incurred by the holder.

    This Note shall be governed by and construed in accordance with the laws, without regards to the laws as to choice or conflict of laws, of the State of California.

    EXECUTED at San Jose, California.

PHILIP GRUEBELE

EXHIBIT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

    FOR VALUE RECEIVED and pursuant to that certain Security Agreement, dated September 21, 2001, between Philip Gruebele and HPL Technologies, Inc. (the "Agreement"), undersigned hereby sell, assign and transfer unto:PL

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

) Shares of the Common Stock of HPL Technologies, Inc
standing in	name(s) on the books of said Corporation represented
by certificate(s) No.

herewith and do hereby irrevocably constitute and appoint Rita Rubinstein attorney to transfer said stock on the books of such Corporation with full power of substitution.

Dated

THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE.

THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

THE SIGNATURE(S) OF THE ASSIGNOR(S) MUST BE GUARANTEED HEREON.

QuickLinks

  Exhibit 10.2
SECURITY AGREEMENT
EXHIBIT A SECURED PROMISSORY NOTE
EXHIBIT B
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE